SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                FORM 8-K

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                      Date of report: January 11, 2006
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                      (Date of earliest event report)


                           CALA CORPORATION
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             (Exact name of Registrant as specified in its charter)


            OKLAHOMA             01-15109       73-1251800
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        (State or other jurisdiction (Commission   (I.R.S. Employer
         of incorporation)           File Number)    Identification No.)


                                 13 Main St
                            Titusville, Florida
                               (321) 383-8077
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       (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)



                                 Joseph Cala
                                  13 Main St
                             Titusville, Florida
                                (713) 302-8689
           ---------------------------------------------------------
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)





1. Cala Corporation assumed ownership and control over Ristorante Forli on January 9, 2006, located at 3160 Danville Blvd., Alamo, California 94507.

2. The Company paid no money for the actual business but it assumed the outstanding debts for the amount of sixty thousand dollars. In addition the Company received the entire establishments equipment and inventory, such as food, beverages, wine cellar, furniture, chinaware, silverware and glassware.

3. The establishment has been in business for 40 years and the annual revenue has been over one million dollars.

4. Ristorante Forli has been the place to dine for the affluent residents of Alamo, Diablo, Danville and Blackhawk areas in California.

5. The Company plans to open additional restaurants.

6. The restaurant has 30 employees including management.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 11, 2006                   Cala Corporation


                                       ---/s/Joseph Cala-------
                                      By: Joseph Cala
                                      Chairman and Chief Executive Officer



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